Supplement dated July 10, 2013

To the Prospectuses dated May 1, 2013, as amended, for

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2013 prospectuses (the “Prospectuses”) for New York Life variable annuity policies. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that effective July 28, 2013 (the “Effective Date”), the hours of availability for the Virtual Service Center (VSC) will be extended on Sundays. As of the Effective Date, the VSC will be available beginning at 7 a.m. Eastern Time on Sundays, instead of at 2 p.m. Eastern Time.

Keeping this purpose in mind, please note the following:

Revised VSC Hours

As of July 28, 2013, all references in the Prospectuses to the hours of availability for the VSC are hereby deleted and replaced with the following:

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m. and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010